UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2015

The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02.	Election of Director

Effective September 15, 2015, Peter Quick was elected in accordance with the Bylaws of The First of Long Island Corporation to serve as a director until the 2016 Annual Meeting of Stockholders.  Mr. Quick was also elected to serve as a director of the Corporation’s wholly-owned subsidiary, The First National Bank of Long Island.  It is not known at this time on which Board committees of the Corporation and the Bank Mr. Quick will serve.

Item 9.01.	Exhibit

Exhibit 99.1.	Press Release Announcing the Election of Peter Quick to The Board of Directors of The First of Long Island Corporation and The First National Bank of Long Island

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: September 16, 2015	By: /s/ William Aprigliano
William Aprigliano
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)